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	SECURITIES AND EXCHANGE COMMISSION

	WASHINGTON, D.C.  20549

	FORM 8-K

	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the

	Securities Exchange Act of 1934



	Date of Report: November 5, 1998



	SUN COMPANY, INC.
	------------------------------------------------------
	(Exact name of registrant as specified in its charter)

       Pennsylvania            1-6841                  23-1743282
       ------------            ------                  ----------
       (State or other         (Commission             (IRS employer
        jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
       ----------------------------------------------------------------
       (Registrant's telephone number, including area code)


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Item 5.	Other Events.
		-------------

	On November 5, 1998, Sun Company, Inc. issued a press release announcing that it has changed its corporate name, and will conduct its business as "Sunoco, Inc." The press release also announced that the Company is updating its logo and service station design and has established an internet website. A copy of such press release is attached hereto as
Exhibit 99.1.


Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.
		---------------------------------------------------------

	(c)	Exhibits
		--------

		99.1	Sun Company, Inc. Press Release dated November 5, 1998.

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SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



	SUN COMPANY, INC.



BY	s/ JOSEPH P. KROTT
	------------------
	Joseph P. Krott
	Comptroller
	(Principal Accounting Officer)

DATE November 5, 1998